THE SENTINEL FUNDS

                         SUPPLEMENT DATED JULY 1, 2002

                                 TO PROSPECTUS
                             DATED MARCH 29, 2002



Name Change - World Fund

Effective July 1, 2002, Sentinel World Fund has changed its name to Sentinel International Equity Fund, which management feels more accurately reflects its investment objective and management philosophy. The Fund normally invests at least 80% of its assets in equity securities.

Partners of Sentinel Advisors Company

Effective June 30, 2002, an affiliate of National Life Insurance Company purchased from Provident Mutual Life Insurance Company and an affiliate their interests in Sentinel Advisors Company, the investment advisor to the Sentinel Funds, as well as the interests of Provident and its affiliate in Sentinel Financial Services Company, the Sentinel Funds' distributor, and Sentinel Administrative Services Company, the transfer agent of the Sentinel Funds. Sentinel Advisors Company, Sentinel Financial Services Company and Sentinel Administrative Services Company are therefore now partnerships of which affiliates of National Life Insurance Company and Penn Mutual Life Insurance Company are the general partners. National Life Insurance Company's affiliates had already been the majority owners of the partnerships, and the managing general partners of the partnerships. This change in ownership will not result in any changes of management or other personnel of any of the partnerships.